FIRST AMENDMENT TO OPERATING AGREEMENT
                            OF PARK AT HIGHLANDS LLC

     THIS FIRST AMENDMENT TO OPERATING AGREEMENT OF PARK AT HIGHLANDS LLC (this "First Amendment") is made as of the 29th day of December, 1995, by and between AL FELD, an individual ("Feld") and WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation ("WPHC").

                                    RECITALS

     A. Feld and WPHC constitute all of the members (collectively, the "Members") of Park at Highlands LLC, a Colorado limited liability company (the "Company"), which is governed by that certain Operating Agreement of Park at Highlands LLC (the "Operating Agreement") dated as of April 27, 1995.

     B. The Members now desire to amend the Operating Agreement as set forth herein.

     C.  Capitalized   terms  not  otherwise   defined  herein  shall  have  the
definitions set forth in the Operating Agreement.


     NOW, THEREFORE, for and in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Feld and WPHC hereby agree to amend the Operating Agreement as follows:

     1. Construction Loan Outside Date. The Construction Loan Outside Date as defined in Section 5.2.4 of the Operating Agreement is hereby postponed to January 5, 1996

     2. Cost Savings Fee. The first sentence of Section 7.4 of the Operating Agreement is hereby deleted in its entirety and the following is substituted therefor:

     "The Company shall pay Feld at Final Closing a cost savings fee equal to twenty-five percent (25%) of cost savings, if any."

     3. Attorneys Fees. The following paragraph is hereby added to the Operating Agreement as new Section 19.17 thereof:

     19.17 ATTORNEYS FEES. Should any party hereto institute any legal action or proceeding to enforce any provision of the Operating Agreement or for damages by reason of any alleged breach of any provision of the Operating Agreement or for any other judicial remedy, the prevailing party shall be entitled to receive from the non-prevailing party all reasonable attorneys' fees and all court costs in connection with said action or proceeding, in addition to any other award.

     4. Exhibits to Operating Agreement. The Members hereby agree that the exhibits listed below, a copy of each of which is attached hereto and incorporated herein, are hereby attached to and made a part of the Operating Agreement to the same effect as if each had been fully set forth in the Operating Agreement at the date it was executed by the Members and that each of the exhibits attached to this First Amendment is hereby substituted for and shall supersede the corresponding exhibit attached to the Operating Agreement, if any:

     Exhibit C         Deposit and Contract Administration Agreement
     Exhibit E         Description of Infrastructure
     Exhibit F         Description of Infrastructure Land
     Exhibit J         Property Management Agreement
     Exhibit L         Pledge and Security Agreement--Feld to WPHC
     Exhibit M         Pledge and Security Agreement--WPHC to Feld
     Exhibit N         Description of Plans and Specifications
     Exhibit O         Final Project Budget
     Exhibit U         Substitution Agreement

     5. Full Force and Effect. The Operating Agreement, as specifically amended herein, is hereby ratified by the Members and shall remain in full force and effect.


     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one agreement binding on the parties hereto, notwithstanding that all the parties may not have signed the same counterpart. Signature pages from one counterpart may be removed and attached to another counterpart to create one fully-executed document.

                            [SIGNATURE PAGE FOLLOWS]


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto, being all of the Members of the Company, have executed this Amendment as of the date first written above.

By:      /s/ Al Feld
         --------------------
         Al Feld

WELLSFORD PARK HIGHLANDS CORP.,
a Colorado corporation

By:      /s/ Donald D. MacKenzie
         -----------------------
         Donald D. MacKenzie, Vice President

                                    EXHIBIT J

                          PROPERTY MANAGEMENT AGREEMENT

        (Has been prepared by David Strong, but I do not yet have a copy)

                                    EXHIBIT L

                   PLEDGE AND SECURITY AGREEMENT--FELD TO WPHC

     THIS PLEDGE AND SECURITY AGREEMENT (THIS "AGREEMENT") is made as of the 27th day of April, 1995, by AL FELD, an individual, having an address of 4600 South Ulster Street, Suite 350, Denver, Colorado 80237 ("PLEDGOR"), for the benefit of WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation, having an office at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 ("PLEDGEE").

                                    RECITALS

     A. Pledgor is the Manager and a Member of Park at Highlands LLC, a Colorado limited liability company (THE "LIMITED LIABILITY COMPANY"), which Limited Liability Company is governed by its Operating Agreement dated as of April 27, 1995 (THE "OPERATING AGREEMENT"), by and between Pledgee and Pledgor.

     B. Pledgee is also a Member in the Limited Liability Company.

     C. In order to secure the full payment and performance by Pledgor of all of Pledgor's obligations under the Operating Agreement, as such Operating Agreement may be now or hereafter amended, modified or restated (said obligations under the Operating Agreement are hereinafter referred to as the "OBLIGATIONS"), Pledgor is entering into this Agreement for the benefit of Pledgee.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the recitals, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions.

     a. "Collateral" shall mean:

     (i) All of Pledgor's right, title and interest in the ownership interests of Pledgor in Limited Liability Company, whether now owned or hereafter acquired, including, without limitation, its Interest (as defined in the Operating Agreement) in the Limited Liability Company, the right of Pledgor, if any, to any benefits to which Pledgor may be entitled pursuant to the Operating Agreement or the Colorado Limited Liability Company Act, Colo. Rev. Statutes Sections 7-80-101 to 7-80-913, as amended from time to time (the "Act"), and Pledgor's right to receive payments, fees, distributions and allocations under or in connection with the Operating Agreement (whether as Member or as Manager), as such Operating

     Agreement may be modified or extended from time to time with the consent of the Pledgee; and

     (ii) All proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

     b. "Event of Default" shall mean an event of default described in Section 8 herein.

     2. Pledge of Collateral and Grant of Security Interest. Pledgor does hereby unconditionally and irrevocably assign, pledge, convey, transfer, deliver, set over and grant unto Pledgee, its successors and assigns, as security for Pledgor's complete and timely payment and performance of the Obligations, a continuing first lien security interest under the Uniform Commercial Code of the State of Colorado in the Collateral. Pledgor hereby further grants to Pledgee all rights in the Collateral as are available to a secured party of such collateral under the Uniform Commercial Code of the State of Colorado (being the principal place of business of Pledgor and the location of Pledgor's residence) and, concurrently herewith, shall deliver to Pledgee duly executed UCC-1 financing statements suitable for filing in the State of Colorado with respect to the Collateral.

     3. Delivery to Pledgee.

     a. Pledgor agrees to execute and to use its best efforts to cause all other necessary parties, and any successors and assigns thereof, to execute and deliver to Pledgee such other agreements, instruments and documentation as Pledgee may reasonably request from time to time to effect the conveyance, transfer, and grant to Pledgee of Pledgor's right, title and interest in and to the Collateral as security for the Obligations.

     b. Concurrently with the execution of this Agreement, Pledgor has caused each of the Members of the Limited Liability Company, other than Pledgee, to execute the Consent to Security Interest and Agreement in the form attached hereto as Schedule A (THE "CONSENT") evidencing the consent of the Members to the assignment of Pledgor's Limited Liability Company interests and their agreement to be bound by Section 4 of this Agreement, and Pledgor covenants to execute, if required by Pledgee, an amendment to the Operating Agreement in such form as Pledgee may reasonably require to reflect the substitution of Pledgee in place of Pledgor as Manager of the Limited Liability Company upon the occurrence of an Event of Default. Pledgor further agrees to execute and to cause the other Members of the Limited Liability Company to execute and deliver to the Pledgee such other agreements, instruments and documentation as Pledgee may reasonably request from time to time to effectuate the conveyance, transfer, assignment and grant to Pledgee of all of Pledgor's right, title and interest in and to the Collateral and to evidence the substitution of the Pledgee in place of Pledgor as Manager in the Limited Liability Company.

     4. Proceeds and Products of the Collateral.

     a. Notwithstanding any of the foregoing, unless and until there occurs an Event of Default, Pledgee agrees to forbear from exercising its right to receive all benefits pertaining to the Collateral (except as otherwise permitted under the Operating Agreement), and Pledgor shall be permitted to exercise all rights and to receive all benefits of the Collateral, including, without limitation, the right to exercise all voting, approval, consent and similar rights of Pledgor pertaining to the Collateral, payments due under, proceeds, whether cash proceeds or noncash proceeds, and products of the Collateral and to retain and enjoy the same.

     b. Pledgor acknowledges and agrees with Pledgee, that unless Pledgee otherwise consents, in Pledgee's sole discretion, Pledgor shall not exercise any voting, approval, consent or other rights with respect to the Collateral at any time after (i) the occurrence of an Event of Default and (ii) receipt of notice from Pledgee instructing Pledgor not to exercise any such voting, approval, consent or other rights with respect to the Collateral, provided, however, that Pledgor shall exercise any such right it may have under the agreements comprising the Collateral with respect to the business affairs of the Limited Liability Company as is reasonably necessary to protect and preserve the Collateral.

     c. Upon or at any time after the occurrence of an Event of Default, Pledgee, at its option, to be exercised in its sole discretion by written notice to Pledgor, may exercise all rights and remedies granted under this Agreement, including, without limitation, the right to require the obligors under the Collateral to make all payments due under and to pay all proceeds, whether cash proceeds or noncash proceeds, and products of the Collateral to Pledgee. Upon the giving of any such notice, the security constituted by this Agreement shall become immediately enforceable by Pledgee, without any presentment, further demand, protest or other notice of any kind, all of which are hereby expressly and irrevocably waived by Pledgor. Pledgor hereby authorizes and directs each respective obligor under the agreements constituting the Collateral, that upon receipt of written notice from Pledgee of an Event of Default by Pledgor hereunder, to assign, set over, transfer, distribute, pay and deliver any and all Collateral or said payments, proceeds or products of the Collateral to Pledgee, at such address as Pledgee may direct, at such time and in such manner as Collateral and such payments, proceeds and products of the Collateral would otherwise be distributed, transferred, paid or delivered to Pledgor. The respective obligors under the agreements constituting the Collateral shall be entitled to conclusively rely on such notice and make all such assignments and transfers of the Collateral and all such payments with respect to the Collateral and pay all such proceeds and products of the Collateral to Pledgee and shall have no liability to Pledgor for any loss or damage Pledgor may incur by reason of said reliance.

     5. No Assumption. Notwithstanding any of the foregoing, whether or not an Event of Default shall have occurred, and whether or not Pledgee elects to foreclose on its security interest in the Collateral as set forth herein, neither the execution of this Agreement, receipt by Pledgee of any of Pledgor's right, title and interest in and to the Collateral and the payments, proceeds and products of the Collateral, now or hereafter due to Pledgor from any obligor of the Collateral, nor Pledgee's foreclosure of its security interest in the Collateral, shall in any way be deemed to obligate Pledgee to assume any of Pledgor's obligations, duties or liabilities under the Collateral or any agreements constituting the Collateral, as presently existing or as hereafter amended, or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "PLEDGOR'S LIABILITIES"), unless Pledgee otherwise agrees to assume any or all of Pledgor's Liabilities in writing. In the event of foreclosure by Pledgee of its security interest in the Collateral, Pledgor shall remain bound and obligated to perform the Pledgor's Liabilities to the extent required under the Operating Agreement, and Pledgee shall not be deemed to have assumed any of the Pledgor's Liabilities, except as provided in the preceding sentence. In the event the entity or person acquiring the Collateral at a foreclosure sale elects to assume the Pledgor's Liabilities, such assignee shall agree to be bound by the terms and provisions of the applicable agreement.

     6. Indemnification. Pledgor hereby agrees to indemnify, defend and hold Pledgee, its successors and assigns harmless from and against any and all damages, losses, claims, costs or expenses (including without limitation, reasonable attorneys' fees) and any other liabilities whatsoever that Pledgee or its successors or assigns may incur by reason of Pledgor's failure to comply with the terms and conditions of this Agreement or by reason of any unpermitted assignment of Pledgor's right, title and interest in and to any or all of the Collateral.

     7. Representations, Warranties and Covenants. In addition to the representations made by Pledgor in the Operating Agreement, Pledgor makes the following representations and warranties, and Pledgor covenants and agrees to provide written notices to Pledgee within ten (10) days after Pledgor becomes aware that any of the following is no longer true and correct and to perform diligently all acts reasonably necessary to maintain or restore the truth and correctness, in all material respects, of the following:

     a. Pledgor acknowledges that the Operating Agreement and any other agreements constituting the Collateral, currently are in full force and effect and have not been amended or modified, except by Pledgor and Pledgee in writing.

     b. Pledgor has the full right and title to its interest in the Collateral and has the full power, legal right and authority to pledge, convey, transfer and assign such interest. None of the Collateral is subject to any existing assignment, claim, lien, pledge, transfer or other security interest of any character, or to any attachment, levy, garnishment or other judicial process or to any claim for set-off, counterclaim, deduction or discount. Pledgor shall not, without the prior written consent of Pledgee, which consent may be granted or denied in Pledgee's sole discretion, further convey, transfer, set over or pledge to any party any of its interests in the Collateral. Pledgor agrees to
(i) warrant and defend its title to the Collateral and the security interest created by this Agreement against all claims of all persons, and (ii) maintain and preserve the Collateral and such security interests.

     c. The pledge of the Collateral pursuant to this Agreement creates a valid first priority security interest in the Collateral, securing the performance of the

Obligations, which security interest shall be perfected upon the filing of the UCC-1 Financing Statements referred to in Paragraph 2 of this Agreement.

     d.  Pledgor's  Social  Security  Number  is:  ###-##-####,   and  Pledgor's
principal residence is located at One Dexter Street, Denver, Colorado 80220.

     e. Pledgor agrees that it shall not, without at least thirty (30) days' prior written notification to Pledgee, move or otherwise change its place of residence.

     f. To the best knowledge of Pledgor, neither the execution and delivery of this Agreement by Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Pledgor is a party, or (ii) conflict with any law, order, rule or regulation applicable to Pledgor or any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over Pledgor or its properties, or (iii) result in or require the creation or imposition of any lien (other than the first priority lien of Pledgee in the Collateral contemplated hereby).

     g. No consent or approval which has not been obtained prior to the date hereof of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental body, regulatory authority or securities exchange, was or is necessary as a condition to the validity of the pledge hereunder of the Collateral and such pledge is effective to vest in the Pledgee the rights of Pledgee in the Collateral as set forth herein.

     h. Pledgor shall comply in all material respects with all requirements of law applicable to the Collateral or any part thereof.

     i. Pledgor shall pay and discharge all taxes, assessments and governmental charges or levies against any Collateral prior to delinquency thereof and shall keep all Collateral free of all unpaid charges whatsoever.

     8. Event of Default. Each of the following shall constitute an Event of Default hereunder:

     a. A breach of any representation, warranty, covenant or obligation of Pledgor shall have occurred under the Operating Agreement and such breach shall not have been cured within any applicable grace period provided therein; or

     b. Any warranty, representation or statement of the Pledgor in this Agreement proves to have been false in any material respect when made or furnished; or

     c. There occurs the issuance of a writ, order of attachment or garnishment with respect to any of the Collateral and such writ, order of attachment or garnishment is not dismissed and removed within thirty (30) days thereafter; or

     d. A material breach or violation of any covenant or agreement contained herein shall have occurred, which is not cured within thirty (30) days after notice has been given to Pledgor by Pledgee.

     Any Event of Default under this Agreement shall be an event of default by Pledgor under the Operating Agreement.

     9. Remedies.

     a. Upon the occurrence of an Event of Default, Pledgee may by giving notice of such Event of Default, at its option, do any one or more of the following:

     (i) Take control of the Collateral and thereafter exercise all rights and powers of Pledgor with respect to the Collateral; and

     (ii) Without notice to or demand upon Pledgor, make such payments and do such acts as Pledgee may deem necessary to protect its security interest in the Collateral, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith; and

     (iii) Require Pledgor to take all actions necessary to deliver such Collateral to Pledgee, or an agent or representative designated by Pledgee; and

     (iv) Foreclose upon this Agreement as herein provided or in any commercially reasonable manner permitted by law, and exercise any and all of the rights and remedies conferred upon Pledgee by the Operating Agreement, or in any other document executed by Pledgor in connection with the Obligations secured hereby; and sell or cause to be sold the Collateral, without affecting in any way the rights or remedies to which Pledgee may be entitled under the other such instruments; and

     (v) Sell or otherwise dispose of the Collateral at public sale, without having the Collateral at the place of sale, and upon terms and in such manner as is commercially reasonable, may determine. Pledgee may be a purchaser at any sale; and

     (vi) Exercise any remedies of a secured party under the Uniform Commercial Code of the State of Colorado or any other applicable law; and

     (vii) Exercise any remedies available to Pledgee under the Operating Agreement, including, but not limited to, the removal of the Pledgor as the Manager and a Member of the Limited Liability Company and exercise of any rights of offset in favor of Pledgee as the Manager and a Member of the Limited Liability Company; and

     (viii) Notwithstanding anything to the contrary contained in this Agreement, at any time after an Event of Default Pledgee may, by delivering written notice to the Limited Liability Company and to the Pledgor, succeed, or designate its nominee or designee to succeed, to all right, title and interest of Pledgor (including, without limitation, the right, if any, to vote on or take any action with respect to the matters of the Limited Liability Company) as the Manager and/or a Member of the Limited Liability Company in respect of the Collateral. Pledgor hereby irrevocably authorizes and directs the Limited Liability Company on receipt of any such notice (a) to deem and treat Pledgee or such nominee or designee in all respects as the Manager and/or a Member (and not merely an assignee of the Manager and/or a Member) of such Limited Liability Company, entitled to exercise all the rights, powers and privileges (including the right to vote on or take any action with respect to Limited Liability Company matters pursuant to the Operating Agreement, to receive all distributions, to be credited with the capital account and to have all other rights, powers and privileges appertaining to the Collateral to which Pledgor would have been entitled had the Collateral not been transferred to Pledgee or such nominee or designee), and (b) to file amended Articles of Organization for such Limited Liability Company, if required, admitting Pledgee or such nominee or designee as the Manager and/or a Member of the Limited Liability Company in place of Pledgor; and

     (ix) The rights granted to Pledgee under this Agreement are of a special, unique, unusual and extraordinary character. The loss of any of such rights cannot be reasonably or adequately compensated by way of damages in any action at law, and any material breach by Pledgor of any of Pledgor's covenants, agreements, obligations representations or warranties under this Agreement will cause Pledgee irreparable injury and damage. In the event of any such breach, Pledgee shall be entitled, as a matter of right, to injunctive relief or other equitable relief in any court of competent jurisdiction to prevent the violation or contravention of any of the provisions of this Agreement or to compel compliance with the terms of this Agreement by Pledgor. Pledgee is absolutely and irrevocably authorized and empowered by Pledgor to demand specific performance of each of the covenants, agreements, representations and warranties of Pledgor in this Agreement. Pledgor hereby irrevocably waives any defense based on the adequacy of any remedy at law which might otherwise be asserted by Pledgor as a bar to the remedy of specific performance in any action brought by Pledgee against Pledgor to enforce any of the covenants or agreements of Pledgor in this Agreement.

     b. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgee shall give Pledgor at least ten (10) days' prior written notice of the time and place of any public sale of the Collateral subject to this Agreement or other intended disposition thereof to be made. Such notice shall be conclusively deemed to have been delivered to Pledgor at the address set forth in subsection 7(d) of this Agreement, unless Pledgor shall notify Pledgee in writing of any change of its place of residence and provide Pledgee with the address of its new place of residence.

     c. The proceeds of any sale under Subsections 9(a)(iv) and (v) above shall be applied as follows:

     (i) To the repayment of all reasonable costs and expenses of retaking, holding and preparing for the sale and the selling of the Collateral (including actual reasonable legal expenses and attorneys' fees) and the discharge of all assessments, encumbrances, charges or liens, if any, on the Collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made);

     (ii) To the payment of the whole amount, if any, of the Obligations, as and when the same become due; and

     (iii) The aggregate surplus, if any, shall be paid to Pledgor in a lump sum, without recourse to Pledgee, or as a court of competent jurisdiction may direct.

     d. Pledgee shall have the right to enforce one or more remedies under this Agreement and under the Operating Agreement, successively or concurrently, and such action shall not operate to estop or prevent Pledgee from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Pledgor until full payment of any deficiency has been made in cash.

     e. PLEDGOR ACKNOWLEDGES THAT PLEDGEE MAY BE UNABLE TO EFFECT A PUBLIC SALE OF ALL OR ANY PART OF THE COLLATERAL AND MAY BE COMPELLED TO RESORT TO ONE OR MORE PRIVATE SALES TO A RESTRICTED GROUP OF PURCHASERS WHO WILL BE OBLIGATED TO AGREE, AMONG OTHER THINGS, TO ACQUIRE THE COLLATERAL FOR ITS OWN ACCOUNT, FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF. PLEDGOR FURTHER ACKNOWLEDGES THAT ANY SUCH PRIVATE SALES MAY BE AT PRICES AND ON TERMS LESS FAVORABLE THAN THOSE OF PUBLIC SALES, AND AGREES THAT PROVIDED SUCH PRIVATE SALES ARE MADE IN A COMMERCIALLY REASONABLE MANNER, PLEDGEE SHALL HAVE NO OBLIGATION TO DELAY SALE OF ANY COLLATERAL TO PERMIT THE ISSUER THEREOF TO REGISTER IT FOR PUBLIC SALE UNDER THE SECURITIES ACT OF 1933. PLEDGOR AGREES THAT PLEDGEE SHALL BE PERMITTED TO TAKE SUCH ACTIONS AS PLEDGEE DEEMS REASONABLY NECESSARY IN DISPOSING OF THE COLLATERAL TO AVOID CONDUCTING A PUBLIC DISTRIBUTION OF SECURITIES IN VIOLATION OF THE

SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AS NOW ENACTED OR AS THE SAME MAY IN THE FUTURE BE AMENDED, PROVIDED THAT ANY SUCH ACTIONS SHALL BE COMMERCIALLY REASONABLE. IN ADDITION, PLEDGOR AGREES TO EXECUTE, FROM TIME TO TIME, ANY AMENDMENT TO THIS AGREEMENT OR OTHER DOCUMENT AS PLEDGEE MAY REASONABLY REQUIRE TO EVIDENCE THE ACKNOWLEDGEMENTS AND CONSENTS OF PLEDGOR SET FORTH IN THIS SECTION.

     10. Attorneys Fees. Pledgor agrees to pay to Pledgee, without demand, reasonable attorneys' fees and all reasonable costs and other reasonable expenses which Pledgee expends or incurs in collecting any amounts payable by Pledgor with respect to an Event of Default, hereunder or in enforcing this Agreement against Pledgor whether or not suit is filed.

     11. Further Documentation. Pledgor hereby agrees to execute, from time to time, one or more financing statements and such other instruments as may be required to perfect the security interest created hereby, including any continuation or amendments of such financing statements, and pay the cost of filing or recording the same in the public records specified by Pledgee.

     12. Waiver and Estoppel. Pledgor represents and acknowledges that it knowingly waives each and every one of the following rights, and agrees that it will be estopped from asserting any argument to the contrary: (a) any promptness in making any claim or demand hereunder; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Pledgor; (c) any defense based upon an election of remedies by Pledgee which destroys or otherwise impairs any or all of the Collateral; (d) the right of Pledgor to proceed against Pledgee or any other person, for reimbursement; and (e) all duty or obligation of the Pledgee to perfect, protect, retain or enforce any security for the payment of amounts payable by Pledgor hereunder.

TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AGREEMENT SEVERALLY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM BROUGHT BY ANY PARTY TO THIS AGREEMENT ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT.

     No delay or failure on the part of Pledgee in the exercise of any right or remedy against Pledgor or any other party against whom Pledgee may have any rights, shall operate as a waiver of any agreement or obligation contained herein, and no single or partial exercise by Pledgee of any rights or remedies hereunder shall preclude other or further exercise thereof or other exercise of any other right or remedy whether contained in this Agreement or in any of the other documents regarding the Obligations, including without limitation the Operating Agreement. No waiver of the rights of Pledgee hereunder or in connection herewith and no release of Pledgor shall be effective unless executed in writing by Pledgee. No actions of Pledgee permitted under this Agreement shall in any way impair or affect the enforceability of any agreement or obligation contained herein.

     13. Independent Obligations. The obligations of Pledgor are independent of the obligations of any other party which may be initially or otherwise responsible for performance or payment of the Obligations, and a separate action or actions for payment, damages or performance may be brought and prosecuted by Pledgee against Pledgor, individually, for the full amount of the Obligations then due and payable, whether or not an action is brought against any other party, whether or not Pledgee is involved in any proceedings and whether or not Pledgee or Pledgor or other person is joined in any action or proceedings.

     14. No Offset Rights of Pledgor. No lawful act of commission or omission of any kind or at any time upon the part of Pledgee shall in any way affect or impair the rights of Pledgee to enforce any right, power or benefit under this Agreement, and no set-off, recoupment, reduction or diminution of any obligation which Pledgor has or may have against Pledgee or against any other party shall be available against Pledgee in any suit or action brought by Pledgee to enforce any right, power or benefit under this Agreement.

     15. Power of Attorney. Pledgor hereby appoints Pledgee as his attorney-in-fact to execute and file, effective upon the occurrence of an Event of Default, on his behalf any financing statements, continuation statements or other documentation required to perfect or continue the security interest created hereby. This power, being coupled with an interest, shall be irrevocable until all amounts secured hereby have been paid, satisfied and discharged in full. Pledgor acknowledges and agrees that the exercise by Pledgee of its rights under this Section 15 will not be deemed a satisfaction of the amounts owed Pledgee unless Pledgee so elects in writing.

     16. GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SUCH PARTIES FURTHER AGREE THAT IN THE EVENT OF DEFAULT, THIS AGREEMENT MAY BE ENFORCED IN THE DISTRICT COURT IN AND FOR THE CITY AND COUNTY OF DENVER, STATE OF COLORADO AND THEY DO HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT REGARDLESS OF THEIR RESIDENCE OR WHERE THIS AGREEMENT MAY BE EXECUTED.

     17. Successors and Assigns. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representatives successors and assigns of the parties hereto.

     18. Notices. Whenever any party hereto shall desire to, or be required to, give or serve any notice, demand, request or other communication with respect to this Agreement, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is delivered by personal service (including, without limitation, courier or express service) or mailed certified or registered mail, postage prepaid, return receipt requested, or sent by telegram to the parties at the addresses shown throughout this Agreement or such other addresses which the parties may provide to one another in accordance herewith. If notice is sent to Pledgee, a copy of such notice shall also be given to Wayne H. Hykan, Esq., Brownstein Hyatt Farber & Strickland, P.C., 410 17th Street, Suite 2222, Denver, Colorado 80202. If notice is sent to Pledgor, a copy of such notice shall also be given to Alan B. Lottner, Esq., Haligman & Lottner, First Interstate Tower North, 633 Seventeenth Street, Suite 2700, Denver, Colorado 80202-3635. Notices delivered personally will be effective upon delivery to an authorized representative of the party at the designated address; notices sent by mail in accordance with the above paragraph will be effective upon execution of the Return Receipt Requested.

     19. Consent of Pledgor. Pledgor consents to the exercise by Pledgee of any rights of Pledgor in accordance with the provisions of this Agreement.

     20. Severability. Every provision of this Agreement is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     21. Amendment. This Agreement may be modified or rescinded only by a writing expressly relating to this Agreement and signed by all of the parties.

     22. Termination. This Agreement shall terminate, and shall be of no further force or effect, upon the earlier to occur of the following: (i) full payment and performance of the Obligations of the Pledgor, (ii) acquisition by Pledgor or an affiliate of Pledgor of 100% ownership interest in the Limited Liability Company, or (iii) upon the mutual consent of Pledgor and Pledgee.

     23. Certain Matters with respect to Wellsford Residential Property Trust. This Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed by the undersigned on behalf of Pledgee in his/her capacity as an officer or director of Pledgee, and not individually, and neither the directors, officers or shareholders of Pledgee shall be bound by or have any personal liability hereunder or thereunder. The parties to this Agreement shall look solely to the assets of Pledgee for satisfaction of any liability of Pledgee in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the directors, officers or shareholders of Pledgee or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Collateral or this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           PLEDGOR:
                                        Al Feld

                           PLEDGEE: WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation

                                        By:
                                                 Name:
                                                 Title:

STATE OF ____________               )
                                    ) ss.
COUNTY OF ___________               )

         The foregoing instrument was acknowledged before me this __ day of __________________, 1995, by Al Feld.

         WITNESS my hand and official seal.

         My commission expires:  ______________________________________.
         Address:


                               --------------------------------
         (SEAL)                Notary Public

STATE OF ____________               )
                                    ) ss.
COUNTY OF ___________               )

     The foregoing instrument was acknowledged before me this _____ day of __________, 199__, by _________________________ as _______________ of Wellsford
Park Highlands Corp., a Colorado corporation.

         WITNESS my hand and official seal.

         My commission expires:  _____________________________________.
         Address:

                               --------------------------------
         (SEAL)                Notary Public

                                    EXHIBIT A

                   CONSENT TO SECURITY INTEREST AND AGREEMENT
                                 OF THE MEMBERS
                            OF PARK AT HIGHLANDS LLC,
                      a Colorado Limited Liability Company

     The undersigned, being all the members of PARK AT HIGHLANDS LLC, a Colorado limited liability company (the "Limited Liability Company") hereby represent and certify to Wellsford Park Highlands Corp., a Colorado corporation (the "Secured Party") as follows:

     1. The Limited Liability Company has received notice from the Secured Party that the Secured Party has a security interest in the following collateral ("Collateral") registered to Al Feld (the "Debtor"):

     (i) All of the right, title and interest of the Debtor in the Limited Liability Company, whether now owned or hereafter acquired, including, without limitation, the Debtor's Interest (as defined in the Operating Agreement) in the Limited Liability Company and its right to receive payments, fees, distributions and allocations under or in connection with the Operating Agreement (whether as Member or as Manager), as such Operating Agreement may be modified or extended from time to time with the consent of the Secured Parties; and

     (ii) All proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

     2. Other than the notice from the Secured Party referred to above, the Limited Liability Company has not received any notice from any entity or person claiming an adverse claim against, lien on or security interest in the Collateral.

     3. The security interest of the Secured Party referred to above was duly registered in the books and records of the Limited Liability Company effective April 27, 1995.

     4. Interests in the Limited Liability Company, whether as Member or as Manager, are not represented in any certificate, instrument or document, and such interest may be assigned, transferred or pledged without the party receiving such assignment, transfer or pledge taking physical possession of any certificate, instrument or document.

     The Members hereby consent to the execution and delivery of the Pledge and Security Agreement by the Debtor and agree hereby to be bound by Section 4 thereof to assign, set over, transfer, distribute, pay and deliver the Collateral and any and all payments, proceeds or products due to Debtor under the Collateral to the Secured Party.

     The Members hereby consent to the admission of the Secured Party (or its nominee, designee or any person acquiring its interest under the Pledge and Security Agreement), as a Manager of the Limited Liability Company upon receipt of notice by the Secured Party of an Event of Default by the Debtor thereunder, and (ii) that the Secured Party or such nominees, designees or persons acquiring the Secured Party's interest thereunder shall not be deemed to have assumed any of Debtor's liability by virtue of such admission as the Manager of the Limited Liability Company.

     This Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed by the undersigned on behalf of the Secured Party in his/her capacity as an officer or trustee of the Secured Party, and not individually, and neither the directors, officers or shareholders of the Secured Party shall be bound by or have any personal liability hereunder or thereunder. The parties to this Agreement shall look solely to the assets of the Secured Party for satisfaction of any liability of the Secured Party in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the directors, officers or shareholders of the Secured Party or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Collateral or this Agreement.

         EXECUTED as of the date set forth above.

                  MEMBERS:      WELLSFORD PARK HIGHLANDS CORP., a
                                Colorado corporation

                                By:
                                         Name:
                                         Title:




                                AL FELD, an individual


AGREED TO AND CONCURRED:

SOLE MANAGER


-------------------------------
AL FELD

                                    EXHIBIT M

                   PLEDGE AND SECURITY AGREEMENT--WPHC TO FELD

                               (Prepared by BHFS)

                                    EXHIBIT U

                             SUBSTITUTION AGREEMENT

     THIS SUBSTITUTION AGREEMENT (this "Agreement") is made and entered into as of the ____ day of December 1995, by and among Al Feld, an individual ("Feld"), Wellsford Park Highlands Corp., a Colorado corporation ("WPHC"), and The Feld Company, a Colorado corporation (the "Company").

                                    RECITALS

     A. WPHC is a Member of Park at Highlands LLC, a Colorado limited liability company (the "LLC"), which LLC is governed by its Operating Agreement dated as of April 27, 1995 (the "Operating Agreement") by and between WPHC and Feld.

     B. Feld is also a Member, as well as the Manager, in the LLC and is the principal officer and shareholder of the Company.

     C. In order to facilitate WPHC's appointment of the Company as a substitute Member and the Manager of the LLC upon the death or disability of Feld in accordance with Section 12.13 of the Operating Agreement and to bind the Company to the agreements set forth in said Section 12.13, the parties hereto now desire to enter into this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the execution of the Operating Agreement and of the recitals, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     5. Request for Substitute Manager. In the event that Feld should die or WPHC shall elect to remove Feld as manager due to disability (such an event is hereinafter referred to as a "Triggering Event"), WPHC shall have the right, at its sole option, to request in writing that: (a) the Company shall acquire from Feld (or from his estate, if Feld is deceased) the entire interest of Feld in the LLC; (b) the Company shall be admitted as a Member of the LLC and substituted for Feld as Member and Manager under the Operating Agreement; and
(c) the Company shall assume, in writing, all of the obligations of the Manager and of a Member under the Operating Agreement, as the same may be amended from time to time. The foregoing actions under items (a), (b) and (c) shall be effective upon the next business day after WPHC delivers its written request to the Company and Feld. Notwithstanding anything to the contrary contained herein or in the Operating Agreement, if the Company is substituted for Feld as a Member and Manager, then Feld (or his estate if Feld is deceased) shall remain liable for the performance of the obligations of the Manager under the Operating Agreement, in accordance with Section 12.12.3.2 thereof.

     6. Failure to Request a Substitute Manager. If WPHC fails to exercise its option under Section 12.13 of the Operating Agreement and this Agreement to cause the Company to be substituted for Feld as the Manager within ninety (90) days after the date of a Triggering Event, then such right shall automatically terminate and Feld (and his estate) shall be released from all responsibilities and obligations as Manager under the Operating Agreement arising after the effective date of Feld's withdrawal or Removal (as said term is defined in the Operating Agreement,) from the LLC in connection with the Triggering Event.

     7. Attorneys Fees. In the event any litigation or other legal proceedings or alternative dispute resolution proceedings are brought for the enforcement of or arise out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees and costs and all other reasonable expenses, in addition to any other relief or damages obtained.

     8. Further Documentation. The parties hereby agree to execute, from time to time, such other documents as may be reasonably necessary to effectuate the intent of this Agreement and Section 12.13 of the Operating Agreement.

     9. GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SUCH PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY BE ENFORCED IN THE DISTRICT COURT IN AND FOR THE CITY AND COUNTY OF DENVER, STATE OF COLORADO AND THEY DO HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT REGARDLESS OF THEIR RESIDENCE OR WHERE THIS AGREEMENT MAY BE EXECUTED.

     10. Successors and Assigns. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representatives, successors and assigns of the parties hereto.

     11. Notices. Whenever any party hereto shall desire to, or be required to, give or serve any notice, demand, request or other communication with respect to this Agreement, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is delivered by personal service (including, without limitation, courier or express service) or mailed certified or registered mail, postage prepaid, return receipt requested, or sent by telegram to the parties at the addresses shown in the Operating Agreement or such other addresses which the parties may provide to one another in accordance therewith. The notice address for the Company shall be the same as the notice address for Feld. If notice is sent to WPHC, a copy of such notice shall also be given to Wayne H. Hykan, Esq., Brownstein Hyatt Farber & Strickland, P.C., 410 17th Street, Suite 2222, Denver, Colorado 80202. If notice is sent to Feld or the Company, a copy of such notice shall also be given to Alan Lottner, Esq., Haligman and Lottner, First Interstate Tower North, 633 Seventeenth Street, Suite 2700, Denver, Colorado 80202-3635. Notices delivered personally will be effective upon delivery to an authorized representative of the party at the designated address; notices sent by mail in accordance with the above paragraph will be effective upon execution of the Return Receipt Requested.

     12. Severability. Every provision of this Agreement is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     13. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

     14. Amendment. This Agreement may be modified or rescinded only by a writing expressly relating to this Agreement and signed by all of the parties.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


AL FELD, individually


WELLSFORD PARK HIGHLANDS CORP., a
Colorado corporation

By:
   -----------------------------------------------------------
Its:
    ----------------------------------------------------------


THE FELD COMPANY, a Colorado corporation


By:
   -----------------------------------------------------------
Its:
    ----------------------------------------------------------